SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Use of Estimates:

Use of Estimates:

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowances for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, impairment of property, plant and equipment, deferred costs, accrued product warranty costs, provisions for contract losses, investment impairments, going concern assessment, stock-based compensation expense, and loss contingencies among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents:

Cash and Cash Equivalents:

Cash and cash equivalents consist of highly liquid instruments with maturities of three months or less when acquired. Approximately 10.6%, or $6.0 million of cash and cash equivalents were held by the Company’s subsidiaries in the United States as of December 31, 2018. The remainder was held by the other UTStarcom entities throughout the world. As of December 31, 2018, approximately 15.7%, or $8.9 million, of the Company’s cash and cash equivalents were held by its subsidiaries in China, and China imposes currency exchange controls on transfers of funds outside of China.

Restricted Cash:

Restricted Cash:

As of December 31, 2018, the Company had short-term restricted cash of $8.8 million, and long-term restricted cash of $7.8 million. As of December 31, 2017, the Company had short-term restricted cash of $12.1 million, and had long-term restricted cash of $8.8 million. These amounts primarily collateralize the Company’s issuances of performance bonds, warranty bonds, and standby and commercial letters of credit.

Investments:

Investments:

The Company’s investments consist principally of debt and equity securities classified as “available for sale,” and cost and equity method investments in privately held companies. The investments in equity securities of privately held companies in which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, “Investments-Other” using the cost method. Under the cost method, these investments are carried at cost less impairment, if any. The investments in equity securities of privately held companies in which the Company has the ability to exercise significant influence, but does not own a majority equity interest or otherwise control are accounted for under ASC 323, “ Investments-Equity Method and Joint Ventures ” using the equity method. Investments in debt securities classified as available for sale are measured at fair value on the balance sheets under ASC 320, “Investments-Debt and Equity Securities.” Unrealized holding gains and losses for available-for-sale securities (including those classified as current assets) are excluded from earnings and reported in other comprehensive income until realized except as indicated in the following paragraph.

The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. The Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value. The determination of fair value of the investment involves considering factors such as current economic and market conditions, the operating performance of the companies including current earnings trends and forecasted cash flows, and other company and industry specific information. Investment impairments recorded as other-than-temporary were $0.4 million, $1.7 million, and $5.3 million, for the years ended December 31, 2018, 2017 and 2016, respectively.

Revenue Recognition:

Revenue Recognition:

Effective January 1, 2018, The Company recognizes revenue in accordance with ASC 606. The core principle of ASC 606 is that revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services. To determine the appropriate amount of revenue to be recognized for arrangements determined to be within the scope of ASC 606, for each customer contract, we performed the following five steps:

1.	Identify the contract with a customer;
2.	Identify the performance obligations in the contract;
3.	Determine the transaction price;
4.	Allocate the transaction price to the performance obligations in the contract; and
5.	Recognize revenue when or as the Company satisfies a performance obligation.

The Company accounts for a contract with a customer that is within the scope of ASC 606 when all of the following criteria are met: (i) the arrangement has been approved by the parties and the parties are committed to perform their respective obligations, (ii) each party's rights regarding the goods or services to be transferred can be identified, (iii) the payment terms for the goods or services to be transferred can be identified, (iv) the arrangement has commercial substance and (v) collection of substantially all of the consideration to which the Company will be entitled in exchange for the goods or services that will be transferred to the customer is probable.

Performance obligations promised in a contract are identified based on the services and the products that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the service either on its own or together with other resources that are readily available from third parties or from us, and are distinct in the context of the contract, whereby the transfer of the services and the products is separately identifiable from other promises in the contract. Our performance obligations consist of (i) sales of communication equipment with embedded software, (ii) provision of installation and commission service, and (iii) provision of annual maintenance service. The software component is not considered distinct as the software component is integral to the functionality of the communication equipment.

The transaction price is determined based on the consideration to which we expect to be entitled in exchange for transferring services to the customer. Some sales agreements have performance guarantees covering a certain timeframe. If there is an underperformance event, the Company may incur liquidation damages as a percentage of the total purchase price. Such performance guarantees represent a form of variable consideration and are estimated at the contact inception at the best estimate and updated at the end of each reporting period as additional performance data becomes available and only to the extent that it is probably that a significant reversal of any revenue will not occur. Variable consideration includes estimates for sales credits, which are based on historical level and specific criteria outlined in the sales contracts, and other factors known at the time. The Company generally invoices customers for equipment and services upon meeting certain milestones. Customer invoices are generally due within 30 to 90 days after issuance. The Company’s contracts with customers typically do not include significant financing components as the period between the transfer of performance obligations and timing of payment are generally within one year.

The Company allocates the transaction price based on the estimated standalone selling price. The Company develops assumptions that require judgment to determine the standalone selling price for each performance obligation identified in the contract. The Company utilizes key assumptions to determine the standalone selling price, which may include other comparable transactions, pricing considered in negotiating the transaction and the estimated costs. Certain variable consideration is allocated specifically to one or more performance obligations in a contract when the terms of the variable consideration relate to the satisfaction of the performance obligation and the resulting amounts allocated to each performance obligation are consistent with the amounts the Company would expect to receive for satisfying each performance obligation.

Revenue recognized when a customer obtains control of promised goods or services at an amount that reflects the consideration that is expected to be received in exchange for those goods or services. The Company utilizes judgment to assess the nature of the combined performance obligation determine whether a performance obligation is satisfied over time or at a point in time.

Revenue from sales of communication equipment is recognized at a point in time, which is generally upon delivery. Revenue from provision of installation and commission service is recognized at a point in time when the service is completed. Revenue from provision of annual maintenance services is recognized over time on a ratable basis over the contract term.

The Company adopted ASC 606 using the modified retrospective method in the first quarter of 2018. The Company has completed a detailed review of revenue contracts representative of its business segments and the revenue streams as of the adoption date. The Company is established new accounting policies, implementing systems and processes (including more extensive use of estimates), and internal controls necessary to support the requirements of the new standard.

The cumulative effect of the changes made to our January 1, 2018 balance sheet for adoption of the new standard were as follows:

	Balance as of December 31, 2017	Adjustments Due to Adoption of Topic 606	Balance as of January 1, 2018
Assets	In thousands
Deferred contract costs, prepaid expenses and other current assets	$37,772	$(9,846)	$27,926
Total current assets	166,813	(9,846)	156,967
Total assets	187,044	(9,846)	177,198
Liabilities
Deferred Revenue	7,286	(2,543)	4,743
Customer Advance	21,828	(15,223)	6,605
Total current liabilities	88,264	(18,409)	69,855
Deferred income tax liability	—	—	—
Total Liabilities	96,052	(18,409)	77,643
Stockholders' Equity
Accumulated earnings	(1,226,173)	8,563	(1,217,610)
Total stockholders' equity	90,992	8,563	99,555
Total liabilities and stockholders' equity	$187,044	$(9,846)	$177,198

In accordance with the requirements of the new standard, the disclosure for the quantitative effect and the significant changes between the reported results under the new standard and those that would have been reported under legacy GAAP (i.e., ASC 605) on our consolidated income statement and balance sheet was as follows:

	For the Twelve Months Ended December 31, 2018
	As Reported -ASC 606	Balances Without Adoption of ASC 606	Effect of Change Higher/(Lower)
	In thousands
Income Statement
Revenue	$115,944	$60,438	$55,506
Cost of Net Sales	83,676	32,409	51,267
Gross Profit	32,268	28,029	4,239
Net income	$4,820	$581	$4,239

	As of December 31, 2018
	As Reported -ASC 606	Balances Without Adoption of ASC 606	Effect of Change Higher/(Lower)
	In thousands
Balance Sheet
Assets
Accounts receivable	$60,666	$31,060	$(29,606)
Deferred contract costs, prepaid expenses and other current assets	$21,853	$73,120	$51,267
Liabilities
Customer advances	561	26,582	(26,021)
Deferred Revenue	3,947	3,826	121
Stockholders' Equity
Accumulated earnings	$(1,212,790)	$(1,217,029)	$4,239

The variance between the revenue under ASC 606 and ASC 605 is due to the timing difference between the delivery date of the stand-alone value of goods and services under ASC 606 and the receipt date of customer acceptance under ASC 605. Under ASC 605, revenue is recognized in accordance with receiving the final acceptance to ensure the entire project delivered as a turn-key project is essential to functionality while ASC 606 specifically separated performance obligation so that the revenue related to product and services may be recognize separately. Under ASC 605, given the uncertainty about customer acceptance until the customer completes its internal testing and validation, the Company deferred revenue recognition of equipment sales until the issuance of the final acceptance certificate to confirm contract fulfillment. Under ASC 606, the Company can objectively determine that control of equipment has been transferred to the customer in accordance with the agreed-upon specification in the contract.  The basis is that a customer acceptance is a mere formality and has no bearing on the Company’s determination when the customer has assumed control of the equipment. This determination was based on historical experience with similar contracts for similar goods as well as the Company’s testing procedures to ensure contractually agreed-upon specifications were met prior to shipment to the customer. As of December 31, 2018, there were instances where equipment had been delivered to a specific customer but final acceptance had not been received.

Revenue recognition prior to January 1, 2018:

The Company recognized revenue when title and risk of loss have transferred, persuasive evidence of arrangement exists, the sales price is fixed or determinable and collectability is reasonably assured. Certain of the Company's product offerings contain multiple deliverables including hardware with embedded software, back office hosting services, unspecified software upgrades and enhancements related to the software embedded in these products through service contracts, which are considered separate units of accounting. For products under these arrangements, the software and non-software components function together to deliver the tangible product’s essential functionality.

The Company allocated revenue to each element in these multiple-element arrangements based upon the relative selling prices of each deliverable. In applying the relative selling price method, the Company determined the selling price for each deliverable using vendor specific objective evidence (VSOE), if it exists, or third-party evidence (TPE) of selling price. If neither VSOE nor TPE of selling price existed for a deliverable, the best estimate of selling price (BESP) was then used for that element. BESP represents the price at which the Company would transact a sale if the element were sold on a standalone basis. The Company determined BESP for an element by considering multiple factors including, but not limited to, the Company's go-to-market strategy, pricing practices, internal costs, gross margin, market conditions and geographies. Revenue allocated to each element was then recognized when the other revenue recognition criteria were met for that element.

Product Warranty:

Product Warranty:

The Company provides a warranty on its equipment and terminal sales for periods generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales.

Receivables:

Receivables:

Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company’s historical collection history and current economic conditions, its ability to collect payment and on the length of time an individual receivable balance is outstanding. The Company’s policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be doubtful of recovery and a formula-based portfolio approach, based on aging of the accounts receivable, as a part of management’s review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company’s accounts receivable and applying a percentage based on the Company’s historical experience. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written-off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories:

Inventories:

Inventories consist of product held at the Company’s manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the first-in-first-out (“FIFO”) method of accounting. Reserve are based on assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional reserves may be required. If actual market conditions are more favorable than anticipated, the previously reserved inventory may be sold to customers, resulting in lower cost of sales and higher income from operations than expected in that period.

Deferred Costs:

Deferred Costs:

Since the adoption of ASC 606 effective from January 1, 2018, deferred cost balance is insignificant amount, which is the amortized amount of post-contract customer support over a long period of time (for example, seven years) the deferred revenue and related deferred costs of goods sold over the post-contract support period.

Before the adoption of ASC 606 since January 1, 2018, for certain significant legacy contracts that required us to provide post-contract customer support over a long period of time (for example, seven years) for which we have been unable to establish vendor specific objective of fair value upon delivery of all elements except for post-contract support, we amortize the deferred revenue and related deferred costs of goods sold over the post-contract support period. We assess the recoverability of the deferred cost based on the project status of executed contracts that are in-progress and also their future collectability. As customers were unwilling to have customer contracts assigned to the buyer, we are still the primary obligor for most of the contracts. Therefore, we were not able to derecognize the related liabilities of those un-assigned contracts. Since all of the economic risks and benefits of the un-assigned contracts had been transferred to the buyer of the IPTV equipment business, we have recorded a portion of the payment made to the buyer at the time of the divestiture as the deferred cost to offset the remaining liabilities related to those un-assigned contracts. We tried to settle these contracts and sent termination letters to customers individually. When the legal obligation was expired, we wrote off both liabilities and deferred cost, which had no impact on the statement of operation. During 2018, we reviewed and assessed all contracts and termination letters, and concluded there were no remaining legal obligations. As the result, we closed these accounts. As of December 31, 2018, there were no liabilities and deferred costs related to these remaining un-assigned contracts due to the expiration of the legal obligations.

Property, Plant and Equipment:

Property, Plant and Equipment:

Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful lives or the term of the lease. When assets are disposed, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in results of operations. The Company generally depreciates its property, plant and equipment over the following periods:

Years
Equipment and furniture	5
Computers and software	2 - 3
Automobiles	5
Leasehold improvements	Lesser of the lease term or estimated useful life

Depreciation expense was $0.7 million, $0.6 million, and $1.2 million, for the years ended December 31, 2018, 2017 and 2016, respectively.

Impairment of Long-Lived Assets:

Impairment of Long-Lived Assets:

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be sold are measured at the lower of book value or fair value less cost to sell.

Advances:	Advances: Advances from customers represent cash received from customers before revenue recognition for the purchase of the Company’s products.
Advertising Costs:

Advertising Costs:

The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as incurred as a reduction of the revenue associated with customers. For the years ended December 31, 2018, 2017 and 2016, advertising costs totaled $0.1 million, $0.1 million, and $0.1 million, respectively.

Operating Leases:

Operating Leases:

The Company leases office space under operating lease agreements with initial lease terms up to five years. Rental expense is recognized from the date of initial possession of the leased property on a straight-line basis over the term of the lease.

Stock-Based Compensation:

Stock-Based Compensation:

Stock-based compensation expense for all share-based payment awards granted to employees is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company’s ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option’s fair value as calculated by the Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company’s Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income (AOCI):

Accumulated Other Comprehensive Income (“AOCI”):

AOCI mainly consisted of foreign currency translation adjustments and the unrealized gain. The changes in AOCI, including the amounts reclassified to income, were as follows:

Foreign currency
translation and
unrealized gains
(losses), net
of tax
(in thousands)
Balance at December 31, 2016	$62,002
Unrecognized gain on foreign currency translation	2,112
Gain reclassified from AOCI to income	(1,703)
Balance at December 31, 2017	$62,411
Unrecognized loss on foreign currency translation	(839)
Gain reclassified from AOCI to income	—
Balance at December 31, 2018	$61,572

As of December 31, 2018, no accumulated other comprehensive income or loss was attributable to non-controlling interests.

The Company reclassifies foreign currency translation adjustments from AOCI to income upon sale or upon complete or substantially complete liquidation of investments in foreign entities, when the amounts attributable to the entities and accumulated in the translation adjustment component of equity is both: (a) removed from the separate component of equity; and (b) reported as part of the gain or loss on sale or liquidation of the investment for the period during which the sale or liquidation occurs. During 2016, the Company recognized and reclassified $0.1 million to net income from cumulative translation adjustment previously recorded in accumulated to other comprehensive income upon the liquidation of two entities. During 2017, the Company recognized and reclassified $1.7 million to net income from cumulative translation adjustment previously recorded in accumulated other comprehensive income upon the liquidation of one entity. The prior cumulative translation adjustment primarily resulted from the difference between the local functional currency and the Company’s reporting currency.

Income Taxes:

Income Taxes:

The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating the Company’s tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

The Company recognizes deferred income taxes as the difference between the tax bases of assets and liabilities and their consolidated financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of the Company’s deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect the Company’s results of operations in the future. If there was a significant decline in the Company’s future operating results, its assessment of the recoverability of its deferred tax assets would need to be revised, and any such adjustment to its deferred tax assets would be charged to income in that period. If necessary, the Company records a valuation allowance to reduce deferred tax assets to an amount management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

On December 22, 2017, the 2017 Tax Cuts and Jobs Act (the “Tax Act”) was enacted. The Tax Act significantly revises the U.S. corporate income tax by, among other things, lowering the statutory corporate income tax rate (“federal tax rate”) from 35% to 21% effective January 1, 2018, implementing a modified territorial tax system, and imposing a mandatory one-time transition tax on accumulated earnings of foreign subsidiaries.

In December 2017, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”), which addresses how a company recognizes provisional amounts when a company does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete its accounting for the effect of the changes in the Tax Act. The measurement period ends when a company has obtained, prepared and analyzed the information necessary to finalize its accounting, during an up to one-year measurement period. The Company recorded what it believed to be a reasonable estimate during the SAB 118 measurement period which lasted from December 2017 to December 2018. In December 2018, the Company finalized the accounting treatment of the income tax effects of the Tax Act.

Financial Instruments:

Financial Instruments:

Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long term investments in debt and equity securities is determined based on quoted market prices or available information about investees.

Foreign Currency Translation:

Foreign Currency Translation:

The Company’s operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars which is the functional currency of the Company. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of accumulated other comprehensive income in shareholders’ equity.

The foreign currency translation gain (loss) related to the remeasurement of transactions denominated in other than the functional currency is included in other income (expense), net on the Company’s Consolidated Statements of Operations and Comprehensive Income. In connection with this remeasurement process, the Company recorded a $2.6 million loss, and gains of $0.6 million and of $1.5 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Earnings per Share:

Earnings per Share:

Basic earnings per share is computed by dividing the net loss available to shareholders by the weighted average number of the Company’s ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted earnings per share reflects the amount of net loss available to each ordinary share outstanding during the period plus number of additional shares that would have been outstanding if potentially dilutive securities had been issued. The Company’s potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock, restricted stock units and performance- based units. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because their effect was anti-dilutive.

	Years ended December 31,
	2018	2017	2016
	(in thousands)
Anti-dilutive stock options and awards/units outstanding	—	—	605
Total(1)	—	—	605

(1)

Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

For the years ended December 31, 2018, 2017 and 2016, 1.5 million, million and 1.4 million potential ordinary shares were dilutive. After the dilution, the diluted earnings per share during the years ended December 31, 2018 and 2017 were as follows.

	2018	2017
	(in thousands, except per
	shares amounts)
Net Income attributable to UTStarcom Holdings Corp.	$4,820	$6,981
Weighted average shares outstanding—Diluted	36,319	36,176
Net Income per shares attributable to UTStarcom Holdings Corp.—Diluted	$0.13	$0.19

Recent Accounting Pronouncements:

Recent Accounting Pronouncements:

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”), as amended, which generally requires lessees to recognize operating and financing lease liabilities and corresponding right-of-use assets on the balance sheet and to provide enhanced disclosures surrounding the amount, timing and uncertainty of cash flows arising from leasing arrangements. The Company adopted the new standard effective January 1, 2019 and elected the package of practical expedients permitted under the transition guidance, which allows to carryforward our historical lease classification, and initial direct costs for any leases that exist prior to adoption of the new standard. The Company will also keep leases with an initial term of 12 months or less off the balance sheet and recognize the associated lease payments in the consolidated statements of income on a straight-line basis over the lease term. The Company estimates approximately $2.5 million would be recognized as total right-of-use assets and total lease liabilities on its consolidated balance sheet as of January 1, 2019. Other than additional disclosure, the Company does not expect the new standard to have a material impact on its other consolidated financial statements.

In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (“ASU 2018-02”). ASU 2018-02 gives entities the option to reclassify the stranded tax effects resulting from the tax law and tax rate changes under the Tax Act from AOCI to retained earnings. The option to reclassify tax effects under ASU 2018-02 only applies to the income tax effects of tax law and tax rate changes under the Tax Act, and does not apply to other tax effects, such as those resulting from prior changes in tax laws. The amendment is effective for all entities for fiscal years beginning after December 15, 2018 and for all interim periods within those fiscal years. Entities should apply the amendments either retrospectively to each period (or periods) in which the entity records the effect of the tax rate changes under the Tax Act, or at the beginning of the annual or interim period in which the amendments are adopted.  The adoption of this standard update is not expected to have a material impact on the Company’s consolidated financial statements.

In March 2018, the Financial Accounting Standards Board (“FASB”) issued ASU 2018-05, “Income Taxes (Topic 740): Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118” (“ASU 2018-05”). ASU 2018-05 adds the SEC’s guidance released on December 22, 2017 in SAB 118 regarding the Tax Reform Act to the FASB Accounting Standards Codification. The Company adopted ASU 2018-05 in March 2018.